SUPPLEMENT TO PROSPECTUS
                               DATED JULY 16, 1997
                     FOR LIFE OF VIRGINIA SEPARATE ACCOUNT 4
                            EFFECTIVE AUGUST 1, 1997

                                 Form P1143 4/94

This supplement shall replace the Supplement to Prospectus Dated May 1, 1997, for Life of Virginia Separate Account 4. Please keep this Supplement with your prospectus.

General Information

Contributions and/or transfers to a Guarantee Account, as described below, become part of the General Account of Life of Virginia. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and the General Account is not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are subject to the provisions of the 1933 Act or the 1940 Act, and the information in this supplement has not been reviewed by the staff of the Securities and Exchange Commission. Disclosure regarding a Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Guarantee Account

The Owner may allocate premium payments to the Guarantee Account(s) or transfer amounts between the Guarantee Account(s) and the Investment Subdivisions of Account 4. Upon maturity or surrender of the Policy, any amount in a Guarantee Account is added to the Account Value in Account 4, and, after deduction of any applicable surrender charge, is paid in a lump sum, or applied under an optional payment plan (See Income payments).

Amounts allocated or transferred to a Guarantee Account earn interest at the interest rate in effect for that Guarantee Account at the time of such allocation. Each period for which a particular interest rate is guaranteed with respect to a particular allocation is the interest rate guarantee period. With respect to each amount allocated, the interest rate in effect at the time of the allocation will be credited from the date of the allocation to the end of the interest rate guarantee period, unless transferred out earlier pursuant to participation in or termination of a Dollar-Cost Averaging program. At the end of the interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for any remaining portion of that particular allocation. Life of Virginia currently offers more than one choice of interest rate guarantee periods.

The guaranteed minimum interest rate for allocations to a Guarantee Account is either 3.00% or 4.00% per year, as disclosed in the Guarantee Account rider(s) attached to your Policy. A higher rate of interest may be credited, and Life of Virginia reserves the right to credit bonus interest to initial premium or additional premium allocated to a Guarantee Account participating in a Dollar-Cost Averaging program. Any interest in excess of the guaranteed interest rate will be determined at the sole discretion of Life of Virginia. Life of Virginia has no obligation to credit interest in excess of the guaranteed minimum interest rate.




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Charges

The Mortality and Expense Risk and Administrative Expense charges are not deducted from the Guarantee Account(s). Such charges are borne solely by the Separate Account. The Annual Policy Maintenance Charge and the Annual Death Benefit Charge, if applicable, will be deducted from the Guarantee Account(s) if there is no account value in the Separate Account. If there is insufficient account value in the Separate Account at the time the charges are deducted, the excess of these charges over the amount deducted from the Separate Account will be deducted from the Guarantee Account(s). (See Policy Maintenance Charge).

Surrender charges apply to account values allocated to a Guarantee Account in the same manner in which these charges apply to account values allocated to the Separate Account.

Transfers

The Owner may transfer amounts between a Guarantee Account and the available Investment Subdivisions of Account 4. Transfers will be effective on the date the Owner's transfer request is received by Life of Virginia. With respect to transfers between a Guarantee Account and the available Investment Subdivisions, the following restrictions may be imposed:

     Transfers from any particular allocation to a Guarantee Account to an Investment Subdivision may be made only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. Life of Virginia may limit the amount which may be transferred to the Investment Subdivisions. For any particular allocation to a Guarantee Account, the limited amount will not be less than
     (a) any accrued interest on that allocation, plus (b) 25% of the original amount of that allocation.

     No transfers from an Investment Subdivision to a Guarantee Account may be made during the six month period following the transfer of any amount from a Guarantee Account to any Investment Subdivision.

In all other respects, the rules and charges applicable to transfers between the available Investment Subdivisions of Account 4 will apply to transfers involving a Guarantee Account.

Dollar-Cost Averaging

As an alternative to the Dollar-Cost Averaging program described in the prospectus (see "Dollar-Cost Averaging"), Owners may elect to have Life of Virginia automatically transfer specified amounts from a Guarantee Account to any available Investment Subdivision on a monthly or quarterly basis. To make the election, Owners must complete the Dollar-Cost Averaging section of the application or a Dollar-Cost Averaging Agreement. Money may be allocated to a Guarantee Account as an initial or additional premium or in the form of a transfer of Account Value from one or more Investment Subdivisions. Such allocations must comply with all applicable minimum amount and percentage requirements (see "Purchasing the Policies" and "Allocation of Premium Payments") as well as the rules applicable to transfers to the Guarantee
Account(s). Apart from automatic transfers under a Dollar-Cost Averaging program, all rules regarding transfers from the Guarantee Account(s) will apply.

Owners may designate the amount allocated to a Guarantee Account that is subject to the Dollar-Cost Averaging program. Life of Virginia reserves the right to limit the minimum amount of each


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automatic transfer to 10% per month of the amount so designated.  Each automatic transfer, as described above, will be made on a first-in first-out basis until the entire value of the designated amount in a Guarantee Account is depleted. Prior to that time, an Owner may discontinue such automatic transfers by sending Life of Virginia written notice.

Life of Virginia reserves the right to transfer any remaining portion of an allocation used for Dollar- Cost Averaging to a Guarantee Account with a new one year interest rate guarantee period upon termination of the Dollar-Cost Averaging program for that allocation. Life of Virginia also reserves the right to discontinue or modify this alternative Dollar-Cost Averaging program at any time for any reason on 30 days written notice to the Owner.

Surrenders

Surrenders may be made from the Guarantee  Account(s) in addition to the Account
4. (See "Distributions Under the Policy.") If a partial surrender is requested, the Owner may specify the Guarantee Account(s) from which the deduction should be made. If no Guarantee Account is specified, the amount of the partial surrender will be deducted first from the Investment Subdivisions of the Separate Account on a pro-rata basis, in proportion to the Account Value in the Separate Account. Any amount remaining will be deducted from the Guarantee Account(s). Deductions from the Guarantee Account(s) will be taken from the amounts (including interest credited to such amounts) which have been in the Guarantee Account(s) for the longest period of time.

Deferral of Payment

Life of Virginia may defer payment of any amount from the Guarantee Account(s) for up to six months. Payment will not be deferred if applicable law requires earlier payment, or if the amount payable is to be used to pay premiums on policies in force with Life of Virginia.

       THE GUARANTEE ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES OR MARKETS


                               Dated July 16, 1997
                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230



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